                       NOTICE OF GUARANTEED DELIVERY FOR
                             PLAYTEX PRODUCTS, INC.

    This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Playtex Products, Inc. (the "Company") made pursuant to the Prospectus dated August [ ], 1997 (the "Prospectus"), if certificates for the outstanding 8 7/8% Senior Notes Due 2004, Series A of the Company (the "Old Senior Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to Marine Midland Bank (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Senior Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

                                  DELIVERY TO:
                              MARINE MIDLAND BANK,
                                 EXCHANGE AGENT

 BY MAIL, OVERNIGHT COURIER OR HAND:               BY FACSIMILE:

         Marine Midland Bank                      (212) 658-2292
        140 Broadway, Level A
    New York, New York 10005-1180              CONFIRM BY TELEPHONE:
  Attn: Corporate Trust Operations                (212) 658-5931

    Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

Ladies and Gentlemen:

    Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Senior Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Procedures for Tendering Initial Notes" section of the Prospectus.

Principal Amount of Old Senior Notes
Tendered:*/

---------------------------------------------
Certificate Nos. (if available):

---------------------------------------------  If Old Senior Notes will be delivered by
Total Principal Amount Represented by          book-entry transfer to The Depository Trust
Old Senior Notes Certificate(s):               Company, provide account number.

$ ------------------------------------------   Account Number ------------------------------

--------------------------------------------------------------------------------

    AN AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE
DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED
HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS
AND ASSIGNS OF THE UNDERSIGNED.
--------------------------------------------------------------------------------

                                PLEASE SIGN HERE

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
X -------------------------------
                                    ------------

X -------------------------------
  Signature(s) of Owner(s)          -------------
  or Authorized Signatory           Date

Area Code and Telephone Number:
                                  -----------------------------

    Must be signed by the holder(s) of Old Senior Notes as their name(s) appear(s) on certificate(s) for Old Senior Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery.
If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

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
Name(s):
                ----------------------------------------------------------------------------------------

                ----------------------------------------------------------------------------------------

                ----------------------------------------------------------------------------------------

Capacity:
                ----------------------------------------------------------------------------------------

Address(es):
                ----------------------------------------------------------------------------------------

                ----------------------------------------------------------------------------------------

                ----------------------------------------------------------------------------------------

                ----------------------------------------------------------------------------------------

------------------------

*/ Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

                                   GUARANTEE

    The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Old Senior Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Senior Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering Initial Notes" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the date of execution hereof.

--------------------------------------   --------------------------------------
       Name of Firm                      Authorized Signature

--------------------------------------   --------------------------------------
       Address                           Title

                                         Name: --------------------------------
--------------------------------------
                               Zip Code          (Please Type or Print)

Area Code and Tel. No. ----------------  Dated: --------------------------------

NOTE: DO NOT SEND CERTIFICATES FOR OLD SENIOR NOTES WITH THIS FORM. CERTIFICATES
      FOR OLD SENIOR NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.